Exhibit 10.1

FORM OF
INDEMNITY AGREEMENT

This Indemnity Agreement, dated as of ________ __, 20__ (the "Effective Date"), is made by and between Laureate Education, Inc., a public benefit corporation organized under the laws of Delaware (the "Company"), and _____________ (the "Indemnitee").
RECITALS
WHEREAS, the Company desires to attract and retain talented and experienced individuals, such as the Indemnitee, to serve as directors and officers of the Company and wishes to indemnify such individuals to the fullest extent permitted by Delaware law;
WHEREAS, the Company's Bylaws require the Company to indemnify to the fullest extent permitted by the Delaware General Corporation Law (the "DGCL") each director and officer of the Company. The Bylaws expressly provide that the indemnification provisions set forth therein are not exclusive, and contemplate that contracts may be entered into between the Company and any of its officers or directors with respect to indemnification;
WHEREAS, Section 145 of the DGCL ("Section 145") empowers the Company to indemnify its directors, officers, employees and agents by agreement and to indemnify persons who serve, at the request of the Company, as the directors, officers, employees or agents of other corporations or enterprises, and expressly provides that the indemnification provided by Section 145 is not exclusive; and
WHEREAS, in order to induce the Indemnitee to serve or continue to serve as a director or officer of the Company and, if applicable, as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, free from undue concern for claims for damages arising out of or related to such services to the Company and, if applicable, one or more of such entities, the Company has determined and agreed to enter into this Agreement with the Indemnitee.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, and the Indemnitee's agreement to serve or continue to serve as a director or officer of the Company and, if applicable, as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, the Indemnitee and the Company hereby agree as follows:
1.Definitions. As used in this Agreement:
(a)"Affiliate" of any particular Person means any other Person Controlling, Controlled by or under common Control with such particular Person; provided, however, that when the term "Affiliate" is used with reference to any natural person, it shall also include such person's spouse, domestic partner, parents and descendants (whether by blood or adoption, and including stepchildren) and the spouses and domestic partners of such persons. "Affiliated with" shall have a correlative meaning to the term "Affiliate".
(b)"Agent" means any person who is or was a director or an officer of the Company or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan.
(c)"Board" means the Board of Directors of the Company.
(d)"Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. The terms "Controlling" and "Controlled" shall have meanings correlative thereto.
(e)"Expenses" shall include all out-of-pocket costs of any type or nature whatsoever (including, without limitation, all attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement), actually and reasonably incurred by the Indemnitee, or on the Indemnitee's behalf, in connection with either the investigation, defense or appeal of a Proceeding or establishing or enforcing a right to indemnification under this Agreement, Section 145 or otherwise.
(f)"Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither currently is, nor within the past five years has been, retained to represent: (i) the Company or the Indemnitee or (ii) any other party to or witness in the matter giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee's rights under this Agreement.
(g)"Person" means an individual, a partnership, a joint venture, a corporation, an association, a joint stock company, a limited liability company, a trust, an unincorporated organization or a government or any department or agency or political subdivision thereof, or any group (within the meaning of Section 13(d)(3) of the Exchange Act or any successor provision) consisting of one or more of the foregoing.
(h)"Proceeding" means any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, arbitrative, investigative or other.
(i)"Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership or other entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is, at the time of determination, owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership, limited liability company, or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof, or (iii) if a non-profit corporation or similar entity, the power to vote or direct the voting of sufficient securities or membership or other interests to elect directors (or comparable authorized persons of such entity) having a majority of the voting power of the board of directors (or comparable governing body) of such corporation or similar entity is, at the time of determination, owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons will be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons is allocated a majority of partnership, association or other business entity gains or losses or otherwise control the managing director, managing member, general partner or other managing Person of such partnership, limited liability company, association or other business entity.
2.Agreement to Serve. The Indemnitee agrees to serve and/or continue to serve as an Agent of the Company, at its will (or under separate agreement, if such agreement exists), in the capacity the Indemnitee currently serves as an Agent of the Company, so long as the Indemnitee is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws or other charter documents of the Company or any Subsidiary or Affiliate of the Company or until such time as the Indemnitee tenders his or her resignation in writing; provided, however, that nothing contained in this Agreement is intended to create any right to continued employment by the Indemnitee.
3.Liability Insurance.
(j)Maintenance of D&O Insurance. The Company hereby covenants and agrees that, so long as the Indemnitee shall continue to serve as an Agent of the Company and thereafter so long as the Indemnitee shall be subject to any possible Proceeding by reason of the fact that the Indemnitee was an Agent of the Company, the Company, subject to Section 3(c), shall maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers, as more fully described below.
(k)Rights and Benefits. In all policies of D&O Insurance, the Indemnitee shall qualify as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's independent directors (as defined by the insurer) if the Indemnitee is such an independent director; of the Company's non-independent directors if the Indemnitee is not an independent director; or of the Company's officers if the Indemnitee is an officer (and not a director) of the Company.
(l)Limitation on Required Maintenance of D&O Insurance. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that: (i) such insurance is not reasonably available; (ii) the premium costs for such insurance are disproportionate to the amount of coverage provided; (iii) the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit; (iv) the Indemnitee is covered by similar insurance maintained by a Subsidiary of the Company; (v) the Company is to be acquired and a tail policy of reasonable terms and duration is purchased for pre-closing acts or omissions by the Indemnitee; or (vi) the Company is to be acquired and D&O Insurance will be maintained by the acquirer that covers pre-closing acts and omissions by the Indemnitee.
4.Mandatory Indemnification. Subject to the terms of this Agreement:
(m) Third Party Actions. If the Indemnitee was or is a party or was or is threatened to be made a party to, or is otherwise involved in, as a witness or otherwise, any Proceeding (other than an action by or in the right of the Company) by reason of the fact that the Indemnitee is or was an Agent of the Company, or by reason of anything done or not done by the Indemnitee while serving in such capacity, the Company shall indemnify the Indemnitee against all Expenses and liabilities of any type whatsoever (including, without limitation, all attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) actually and reasonably incurred by the Indemnitee, or on the Indemnitee's behalf, in connection with the investigation, defense, settlement or appeal of such

Proceeding, provided that the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe that his or her conduct was unlawful.
(n)Derivative Actions. If the Indemnitee was or is a party or was or is threatened to be made a party to any Proceeding brought by or in the right of the Company by reason of the fact that the Indemnitee is or was an Agent of the Company, or by reason of anything done or not done by the Indemnitee while serving in such capacity, the Company shall indemnify the Indemnitee against all Expenses actually and reasonably incurred by the Indemnitee, or on the Indemnitee's behalf, in connection with the investigation, defense, settlement or appeal of such Proceeding, provided that the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification under this Section 4(b) shall be made in respect of any claim, issue or matter in such Proceeding as to which the Indemnitee shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction unless and only to the extent that the Court of Chancery of the State of Delaware (the "Delaware Court") or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts which the Delaware Court or such other court shall deem proper.
(o)Actions where Indemnitee is Deceased. If the Indemnitee was or is a party or was or is threatened to be made a party to any Proceeding by reason of the fact that the Indemnitee is or was an Agent of the Company, or by reason of anything done or not done by the Indemnitee while serving in such capacity, and if, prior to, during the pendency of or after completion of such Proceeding the Indemnitee is deceased, the Company shall indemnify the Indemnitee's heirs, executors and administrators against all Expenses and liabilities of any type whatsoever to the extent that the Indemnitee would have been entitled to indemnification pursuant to this Agreement were the Indemnitee still alive.
(p)Certain Terminations. The termination of any Proceeding or of any claim, issue, or matter therein by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that the Indemnitee had reasonable cause to believe that the Indemnitee's conduct was unlawful.
5.Additional Mandatory Indemnification for Expenses in a Proceeding in Which the Indemnitee is Wholly or Partly Successful. Separate and apart from any Indemnification which may be mandatory under the terms of Section 4 hereof, the following provisions shall also apply if an Indemnitee is wholly or partly successful in any Proceeding:
(q)Successful Defense. To the extent that the Indemnitee has been successful, on the merits or otherwise, in defense of any Proceeding (including, without limitation, an action by or in the right of the Company) in which the Indemnitee was a party by reason of the fact that the Indemnitee is or was an Agent of the Company at any time, the Company shall indemnify the Indemnitee against all Expenses actually and reasonably incurred by or on behalf of the Indemnitee in connection with the investigation, defense or appeal of such Proceeding.
(r)Partially Successful Defense. To the extent that the Indemnitee is a party to or a participant in any Proceeding (including, without limitation, an action by or in the right of the Company) by reason of the fact that the Indemnitee is or was an Agent of the Company at any time and is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such

Proceeding, the Company shall indemnify the Indemnitee against all Expenses actually and reasonably incurred by or on behalf of the Indemnitee in connection with each successfully resolved claim, issue or matter. In the allocation of Expenses among claims, the presumption shall be that Expenses were attributable to the claims on which the Indemnitee was successful, except for Expenses that the Company can show were clearly and primarily attributable to the claims on which the Indemnitee was not successful.
(s)Dismissal. For purposes of this section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.
6.Advancement of Expenses. Subject to compliance with Section 7 and Section 9 of this Agreement, the Company shall advance to the Indemnitee funds in an amount sufficient to pay all Expenses, or reimburse the lndemnitee for all Expenses, reasonably paid or incurred by or on behalf of the Indemnitee in connection with the investigation, defense, settlement or appeal of any Proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was serving as an Agent of the Company (unless there has been a final determination that the Indemnitee is not entitled to indemnification for such Expenses) upon receipt of (a) an undertaking (an "Undertaking") by or on behalf of the Indemnitee to repay any amounts advanced or reimbursed by the Company in the event that it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a "Final Adjudication") that the Indemnitee is not entitled to be indemnified and (b) satisfactory documentation supporting such Expenses. Such advances are intended to be an obligation of the Company to the Indemnitee hereunder and shall in no event be deemed to be a personal loan. The advances to be made hereunder shall be paid by the Company to the Indemnitee within twenty (20) days following delivery by the Indemnitee to the Company of a written request therefor and satisfactory documentation supporting such Expenses.
7.Notice and Other Indemnification Procedures.
(t)Notice by Indemnitee. Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any Proceeding, the lndemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company in writing of the commencement or threat of commencement thereof, including a brief description of the nature of, and the facts underlying, the Proceeding; provided, however, that the failure of the Indemnitee to provide such notice will not relieve the Company of its liability hereunder if the Company receives notice of such Proceeding from any other source.
(u)Insurance. If the Company receives notice pursuant to Section 7(a) hereof of the commencement of a Proceeding that may be covered under D&O Insurance then in effect, the Company shall give prompt notice of the Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all reasonable steps to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.
(v)Defense. In the event that the Company shall be obligated to pay the Indemnitee's reasonable Expenses related to any Proceeding, the Company shall be entitled to assume the defense of such Proceeding, with counsel selected by the Company and approved by the Indemnitee (which approval shall not be unreasonably withheld), upon the delivery to the Indemnitee of written notice of its election so to do. After delivery of such notice, and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same Proceeding; provided that (i) the Indemnitee shall have the right to employ his or her own separate counsel in any such Proceeding at the Indemnitee's expense, and (ii) the Indemnitee shall have the right to employ his or her own separate counsel in any such Proceeding at the Company's expense if (A) the

Company has authorized the employment of counsel by the Indemnitee at the expense of the Company, (B) the Indemnitee, based on the advice of counsel to the Indenmnitee, shall have reasonably concluded that there may be a conflict of interest on any significant issue between the Company and the Indemnitee in the conduct of any such defense and has provided written notice to the Company setting forth the basis for such conclusion, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding.
8.Right to Indemnification.
(w)Right to Indemnification. In the event that an Indemnitee is entitled to indemnity pursuant to Section 5, such indemnity shall be provided without regard to Sections 4(a) and 4(b) or this Section 8. Otherwise, the Company shall indemnify the Indemnitee pursuant to this Agreement unless, and except to the extent that, it shall have been determined by one of the methods listed in Section 8(b) below that the Indemnitee has not met the applicable standard of conduct required to entitle the Indemnitee to such indemnification.
(x)Determination of Right to Indemnification. A determination of the Indemnitee's right to indemnification hereunder shall be made by (i) a majority vote of directors who are not parties to the Proceeding for which indemnification is being sought ("Disinterested Directors"), even though less than a quorum, or by a committee consisting of Disinterested Directors who have been designated by a majority vote of the Disinterested Directors, even though less than a quorum, or (ii) if there are no Disinterested Directors or if the Disinterested Directors so direct, by an Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to the Indemnitee, or (iii) by the stockholders of the Company, or (iv) by a panel of three arbitrators, one of whom is selected by the Disinterested Directors (or by the full Board if there are no Disinterested Directors), one of whom is selected by the Indemnitee and the last of whom is selected by first two arbitrators so selected. The choice of the method to be used shall be made by the Disinterested Directors (or by the full Board if there are no Disinterested Directors), subject to the qualification that, regardless of the method otherwise chosen by the Disinterested Directors (or by the full Board if there are no Disinterested Directors), the Indemnitee shall have the right to direct that method (ii) be chosen. In the event that method (ii) is chosen, whether or not at the direction of the Indemnitee, the Independent Counsel shall be selected by the Disinterested Directors (or by the full Board if there are no Disinterested Directors), subject to consent by the Indemnitee, which consent shall not be unreasonably withheld;
(y)Submission for Decision. As soon as practicable, and in no event later than thirty (30) days after the Indemnitee's written request for indemnification, the Disinterested Directors (or the full Board if there are no Disinterested Directors) shall select the method for determining the Indemnitee's right to indemnification, subject to the Indemnitee's right to direct that method (ii) be chosen. The Indemnitee shall cooperate with the Person(s) making such determination with respect to the Indemnitee's right to indemnification, including providing to such Person(s) upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to the Indemnitee and reasonably necessary to such determination. Any Independent Counsel, member of the Board or stockholder of the Company shall act reasonably and in good faith in making a determination regarding the Indemnitee's entitlement to indemnification under this Agreement.
(z)Application to Court. If a claim for indemnification or advancement of Expenses is (i) denied, in whole or in part, or (ii) is not paid in full by the Company within (A) sixty (60) days after a written claim for indemnification has been received by the Company or (B) twenty (20) days following delivery by the Indemnitee to the Company of a written request for an advancement of Expenses and satisfactory documentation supporting such Expenses, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim or to obtain an advancement of Expenses, as applicable. To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the Company to recover an advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee also shall be entitled to recover the expenses incurred in prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of Expenses) it shall be a defense that, and (ii) any suit brought by the Company to recover an advancement of Expenses pursuant to the terms of an Undertaking, the Company shall be entitled to recover such expenses upon a Final Adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Company (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Company (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of Expenses hereunder, or brought by the Company to recover an advancement of Expenses pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of Expenses, under this Agreement shall be on the Company.
(aa)Expenses Related to the Enforcement or Interpretation of this Agreement. The Company shall indemnify the Indemnitee against all reasonable Expenses incurred by the Indemnitee in connection with any hearing or proceeding under this Section 8 involving the Indemnitee and against all reasonable Expenses incurred by the Indemnitee in connection with any other proceeding between the Company and the Indemnitee involving the interpretation or enforcement of the rights of the Indemnitee under this Agreement, unless a court of competent jurisdiction finds that each of the claims and/or defenses of the Indemnitee in any such proceeding was frivolous or made in bad faith.
9.Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated:
(ab)Claims Initiated by Indemnitee. To indemnify the Indemnitee or advance funds to the Indemnitee for Expenses with respect to Proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, with a reasonable allocation where appropriate, unless (i) such indemnification is expressly required to be made by law, (ii) the Proceeding was authorized by the Board, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the DGCL or (iv) the Proceeding is brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 145 in advance of a final determination;
(ac)Unauthorized Settlements. To indemnify the Indemnitee for any amounts paid in settlement of a Proceeding or claim unless the Company consents to such settlement, which consent shall not be unreasonably withheld;
(ad)Claims Under Section 16(b). To indemnify the Indemnitee or advance funds to the Indemnitee for Expenses with respect to Proceedings or claims arising from the purchase and sale (or sale and purchase) by the Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of state statutory law or common law; or
(ae)Non-Compete, Non-Disclosure, Non-Solicitation and Non-Disparagement. To indemnify the Indemnitee or advance funds to the Indemnitee for Expenses in connection with Proceedings or claims involving the enforcement of non-compete, non-disclosure, non-solicitation or non-disparagement agreements or the non-compete, non-disclosure, non-solicitation or non-disparagement provisions of any employment, consulting or similar agreements the Indemnitee may be a party to with the Company, or any Subsidiary or Affiliate of the Company.
(af)Fraud or Willful Misconduct. To indemnify the Indemnitee on account of conduct by the Indemnitee where such conduct has been determined by a final (not interlocutory) judgment or other adjudication of a court or arbitration or administrative body of competent jurisdiction as to which there is no further right or option of appeal or the time within which an appeal must be filed has expired without such filing to have been knowingly fraudulent or constitute willful misconduct.
(ag)Prohibited by Law. To indemnify the Indemnitee in any circumstance where such indemnification has been determined by a final (not interlocutory) judgment or other adjudication of a court or arbitration or administrative body of competent jurisdiction as to which there is no further right or option of appeal or the time within which an appeal must be filed has expired without such filing to be prohibited by applicable law.
10.Non-Exclusivity. The provisions for indemnification and advancement of Expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Company's Certificate of Incorporation or Bylaws, the vote of the Company's stockholders or disinterested directors, other agreements, or otherwise, both as to action in the Indemnitee's official capacity and as to action in another capacity while occupying the Indemnitee's position as an Agent of the Company; provided, however, that no amendment or alteration of the Company's Certificate of lncorporation or Bylaws or any other agreement shall adversely affect the rights granted to the Indemnitee under this Agreement.
11.Permitted Defenses. It shall be a defense to any action in which a claim for indemnification is made under this Agreement (other than an action brought to enforce a claim for an advancement of Expenses pursuant to Section 6 hereof, provided that the required Undertaking has been tendered to the Company) that the Indemnitee is not entitled to indemnification because of the limitations set forth in Sections 4 and 2 hereof. Neither the failure of the Company (including its Board or its stockholders) or an Independent Counsel to have made a determination prior to the commencement of such enforcement action that indemnification of the Indemnitee is proper in the circumstances, nor an actual determination by the Company (including its Board or its stockholders) or an Independent Counsel that such indemnification is improper, shall be a defense to the action or create a presumption that the Indemnitee is not entitled to indemnification under this Agreement or otherwise.
12.Subrogation. In the event that the Company is obligated to make a payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery under an insurance policy or any other indemnity agreement covering the Indemnitee, who shall execute all documents required and take all action that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights (provided that the Company pays the Indemnitee's costs and expenses of doing so), including, without limitation, by assigning all such rights to the extent of such indemnification or advancement of Expenses.
13.Survival of Rights.
(ah)Survival. All agreements and obligations of the Company contained herein shall continue during the period in which the Indemnitee is an Agent of the Company and shall continue thereafter for so long as the Indemnitee shall be subject to any possible claim or Proceeding by reason of the fact that the Indemnitee was serving in the capacity referred to herein. The Indemnitee's rights hereunder shall continue after the Indemnitee has ceased acting as an Agent of the Company and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee.

(ai)Successors and Assigns. All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.
14.Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent permitted by law, including those circumstances in which indemnification would otherwise be discretionary.
15.Entire Agreement. This Agreement and the documents expressly referred to herein constitute the entire agreement between the parties hereto with respect to the matters covered hereby, and any other prior or contemporaneous oral or written understandings or agreements with respect to the matters covered hereby (including without limitation any prior indemnification agreement between the Indemnitee and the Company or its predecessors) are expressly superseded by this Agreement.
16.Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of the Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (a) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 14 hereof.
17.Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless it is in a writing signed by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall any such waiver constitute a continuing waiver.
18.Notice. All notices, requests, demands and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given (a) upon delivery if delivered by hand to the party to whom such notice or other communication shall have been directed, (b) if mailed by certified or registered mail with postage prepaid, return receipt requested, on the third business day after the date on which it is so mailed, (c) one business day after the business day of deposit with a nationally recognized overnight delivery service, specifying next day delivery, with written verification of receipt, or (d) on the same day as delivered by email if delivered during business hours or on the next successive business day if delivered by email after business hours. Addresses for notice to either party shall be as shown on the signature page of this Agreement, or to such other address as may have been furnished by either party in the manner set forth above.
19.Governing Law and Consent to Jurisdiction. This Agreement shall be governed exclusively by and construed and enforced in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware. This Agreement is intended to be an agreement of the type contemplated by Section 145 of the DGCL. The Company and the Indemnitee hereby irrevocably and unconditionally (a) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Delaware Court, and not in any other state or federal court in the United States of America or any court in any other country, (b) consent to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (c) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court, and (d) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum.
20.Effective Time. This Agreement will be effective as of the Effective Date and will apply to any claim for indemnification or advancement of expenses thereafter made by the Indemnitee irrespective of the timing of the event or occurrence giving rise to the claim. Any claims for indemnification or advancement of expenses made prior to the Effective Date will not be subject to this Agreement and will continue to be handled pursuant to the terms of the Company's certificate of incorporation, by-laws and other agreements that may be in place with respect to indemnification and advancement of expenses.
21.Counterparts. This Agreement may be executed in two or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
[Signature Page Follows]

The parties hereto have entered into this Indemnity Agreement effective as of the date first above written.

lndemnitee:    Company:

[Name of lndemnitee]    LAUREATE EDUCATION, INC.

__________________________________    By:________________________
Signature    Name:
    Title:
Address:    ___________________________                        Address: __________________________
    ___________________________                             __________________________
Email:                         Email: ____________________________

[Signature Page to Indemnity Agreement]